FIRST AMENDMENT TO THE
                            ATLANTA GAS LIGHT COMPANY
                            NONQUALIFIED SAVINGS PLAN


     This First Amendment to the Atlanta Gas Light Company Nonqualified Savings Plan (the "Plan") is made and entered into this 6th day of March, 1996, by the Atlanta Gas Light Company (the "Company").


                              W I T N E S S E T H:


     WHEREAS, the Company sponsors the Plan to provide a select group of management or highly compensated employees an opportunity to accumulate retirement savings due to the legal limitations on their savings under the Atlanta Gas Light Company Retirement Savings Plus Plan; and

     WHEREAS, in light of the establishment of AGL Resources Inc. and the change and conversion of all common stock of the Company into common stock of AGL Resources Inc., the Company believes that it is in the best interest of the Company and its employees to amend the Plan to provide for and clarify such change and conversion with regard to all stock issued under the Plan; and

     WHEREAS, Article X of the Plan provides that the Company may amend the Plan at any time; and

     WHEREAS, the Board of Directors of the Company has adopted a resolution authorizing the amendment of the Plan;

     NOW, THEREFORE, BE IT RESOLVED, that the Plan hereby is amended as follows:

     1. Effective as of March 6, 1996, Section 1.14 of the Plan is amended by replacing that section with the following new Section 1.14:

          "1.14 Company Stock shall mean the $5.00 par value common stock of AGL Resources Inc."

     2. Except as specifically set forth herein, the terms of the Plan shall remain in full force and effect.


     IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed by its duly authorized officer as of the date first above written.

                                                     ATLANTA GAS LIGHT COMPANY


                                        By:      /s/ Robert L. Goocher
                                                     Robert L. Goocher
                                                     Executive Vice President
                                                     and Chief Financial Officer


S1.220283


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